SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2002

Leap Wireless International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-29752	33-0811062
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10307 Pacific Center Court, San Diego, California (Address of Principal Executive Offices)		92121 (Zip Code)

Registrant’s telephone number, including area code: (858) 882-6000

     This Current Report on Form 8-K is filed by Leap Wireless International, Inc., a Delaware corporation (“Leap” or the “Company”), in connection with the matters described herein.

Item 5.  Other Events.

     On April 24, 2002, Leap announced its financial and certain other operational results for the quarter ended March 31, 2002, as set forth below. Please note that throughout this report and until further announcement, Leap will report its licensed and covered potential customers, or POPs, based on 2002 population estimates as reported by Claritas Inc.

     Leap reported net additions of approximately 268,000 Cricket customers, ending the quarter with 1.387 million customers, an increase of approximately 24 percent from the 1.119 million customers reported as of December 31, 2001. Leap offers Cricket service in 40 markets in 20 states stretching from New York to California, referred to in this report as Leap’s “40 Market Plan.”

     Cricket operational highlights from the first fiscal quarter of 2002 included:

•	Overall non-selling cash costs per user (CCU) for Leap’s consolidated business was approximately $26, down $9 from the previous quarter.

•	Billed average revenue per user per month (ARPU) rose to $38.40, up from the approximately $38 reported for the fourth quarter of 2001.

•	Leap launched Cricket service in Buffalo, New York, completing the launch of all markets in Leap’s 40 Market Plan, and bringing the total potential customers covered by Cricket networks to 25.4 million.

•	Overall cost per gross customer addition (CPGA), including pre-launch marketing expenses incurred during the launch of the Buffalo market, was approximately $246 for the quarter, consistent with CPGA reported for the previous quarter.

•	Aggregate average minutes of use across all of Leap’s markets was 1,230 minutes per month.

     Leap also reported the following first quarter results for its 14 mature markets, which have been in operation for one year or more and together represent approximately 38 percent of the Company’s potential customers covered under its 40 Market Plan:

•	Aggregate earnings before interest, taxes, depreciation and amortization (EBITDA) margin for these markets was positive at the market level for the quarter.

•	Aggregate earnings before interest, taxes, depreciation, amortization and marketing (EBITDAM) margin, based on service revenue, was greater than 50 percent at the market level for the quarter.

•	Penetration of the 9.6 million potential customers covered by Cricket networks in these markets was 7.7 percent.

•	Combined churn was 3.4 percent.

     Key consolidated financial performance measures for the first fiscal quarter of 2002 were as follows:

•	Total revenues for Leap’s operations were $140.2 million, an increase of $36.3 million over the $103.9 million reported for the previous quarter. Service revenue rose to $128.0 million, an increase of $34.5 million over that reported for the fourth fiscal quarter of 2001.

•	Adjusted EBITDA loss for Leap was $65.9 million, a decrease of $53.1 million from the adjusted EBITDA loss of $119.0 million reported for the previous quarter. The adjusted EBITDA loss of $65.9 million for the first quarter includes one-time expenses of $1.4 million associated with a reduction in force in the first quarter and was adjusted to exclude a gain on the sale of a wireless license of $0.4 million. The adjusted EBITDA loss of $119.0 million reported for the previous quarter excluded a $136.3 million gain on the sale of wireless licenses.

•	Leap’s adjusted net loss for the first quarter of 2002 was $181.1 million, or $4.89 per share, nearly $1.00 per share less than the adjusted net loss of $215.9 million, or $5.88 per share, in the previous quarter. The adjusted net loss of $181.1 million excludes the gain on the sale of a wireless license of $0.4 million and excludes a one-time income tax expense of $15.9 million resulting from Leap’s adoption of Statement of Financial Accounting Standard (“SFAS”) No. 142, “Goodwill and Other Intangible Assets.” Leap adopted SFAS No. 142 on January 1, 2002. Accordingly, amortization of goodwill and wireless licenses ceased as of that date because they are indefinite lived intangible assets. The adjusted net loss of $215.9 million reported for the previous quarter excludes the gain on the sale of a portion of Leap’s wireless licenses in the Salt Lake City and Provo, Utah Basic Trading Areas (BTAs).

•	Leap’s total cash and cash equivalents, unrestricted investments and deposit on Auction #35 as of March 31, 2002 were $270.5 million. During the quarter, Leap set aside approximately $21 million to fund debt associated with wireless license acquisitions.

•	Leap’s property and equipment, net of depreciation, rose to $1,206.6 million at March 31, 2002, an increase of $94.3 million over that reported at December 31, 2001.

     Other highlights:

•	Spectrum — As part of Leap’s strategy to maximize the value of its spectrum assets, Leap announced in April 2002 that it had signed a definitive agreement with Skagit Wireless, LLC to sell certain licenses for cash and that it had signed a definitive agreement with AT&T Wireless, LLC to exchange surplus licenses for a license in Rochester, New York. In addition, Leap recently closed a previously announced transaction involving the transfer of eight licenses to NTCH/Cleartalk in exchange for seven licenses in Ohio, New York, Pennsylvania and Texas. Leap currently owns wireless licenses covering approximately 53.9 million potential customers.

Assuming the completion of the transactions described above, Leap would own wireless licenses covering approximately 53.4 million potential customers. Leap was also the high bidder on 22 licenses covering 24.0 million potential customers in Federal Communications Commission (FCC) Auction #35 that ended in January 2001. Leap’s right to take ownership of the Auction #35 licenses is subject to resolution of litigation between NextWave Telecom Inc. and the FCC, as well as FCC approval of the license transfers. The FCC recently announced its intention to return approximately $60 million of the approximately $70 million Leap currently has on deposit with the FCC as a result of the Company’s participation in

Auction #35. Leap expects to receive these funds from the FCC during the second quarter of 2002.

Forward-Looking Statements

     Except for the historical information contained herein, this report contains “forward-looking statements” reflecting management’s current forecast of certain aspects of Leap’s future. Some forward-looking statements can be identified by forward-looking words such as “believe,” “think,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “seek,” “plan,” “expect,” “should,” “would” and similar expressions. This report is based on current information, which Leap has assessed but which by its nature is dynamic and subject to rapid and even abrupt changes. Leap’s actual results could differ materially from those stated or implied by such forward-looking statements due to risks and uncertainties associated with its business. Factors that could cause actual results to differ include, but are not limited to:

•	changes in the economic conditions of the various markets Leap’s subsidiaries serve which could adversely affect the market for wireless services;

•	Leap’s ability to access capital markets;

•	a failure to meet the operational, financial or other covenants contained in Leap’s credit facilities;

•	a deterioration in Leap’s relationships with its equipment vendors and related lenders, including Leap’s failure to obtain amendments to the credit facilities which it may request from time to time;

•	failure of network systems to perform according to expectations;

•	the effect of competition;

•	the acceptance of Leap’s product offering by its target customers;

•	Leap’s ability to retain customers;

•	Leap’s ability to maintain its cost, market penetration and pricing structure in the face of competition and fraud;

•	technological challenges in developing wireless information services and customer acceptance of such services if developed;

•	Leap’s ability to integrate the businesses and technologies it acquires;

•	rulings by courts or the FCC adversely affecting Leap’s rights to own and/or operate certain wireless licenses or impacting its rights and obligations to acquire the licenses on which Leap was the winning bidder in the FCC’s broadband PCS auction completed in January 2001 (Auction #35);

•	the impacts on the global and domestic economies and the financial markets of recent terrorist activities, the ensuing declaration of war on terrorism and the continued threat of terrorist activity and other acts of war or hostility; and

•	other factors detailed in the section entitled “Risk Factors” included in Leap’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001 and in its other SEC filings.

     The forward-looking statements should be considered in the context of these risk factors. Investors and prospective investors are cautioned not to place undue reliance on such forward-looking statements. Leap undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

     In addition, EBITDA and EBITDAM are financial measures used in the financial community and ARPU, CCU, CPGA, penetration and churn are metrics used in the wireless telecommunications industry. None of these terms are measures of financial performance under generally accepted accounting principles in the United States.

     Leap is a trademark of Leap Wireless International, Inc. Cricket is a registered trademark of Cricket Communications, Inc.

LEAP WIRELESS INTERNATIONAL, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands)

	March 31,	December 31,
	2002	2001

	(Unaudited)
Assets
Cash and cash equivalents	$120,700	$242,979
Short-term investments	77,524	81,105
Restricted cash equivalents and short-term investments	62,793	27,628
Inventories	35,808	45,338
Other current assets	16,162	22,044

Total current assets	312,987	419,094
Property and equipment, net	1,206,621	1,112,284
Wireless licenses, net	718,206	718,222
Goodwill and other intangible assets, net	41,888	43,613
Restricted investments	—	13,127
Deposits for wireless licenses	70,283	85,000
Other assets	67,165	59,555

Total assets	$2,417,150	$2,450,895

Liabilities and Stockholders’ Equity
Accounts payable and accrued liabilities	$84,449	$147,695
Current portion of long-term debt	59,672	26,049
Other current liabilities	69,911	55,843

Total current liabilities	214,032	229,587
Long-term debt	1,871,176	1,676,845
Other long-term liabilities	168,659	186,023

Total liabilities	2,253,867	2,092,455

Stockholders’ equity:
Preferred stock	—	—
Common stock	4	4
Additional paid-in capital	1,148,857	1,148,337
Unearned stock-based compensation	(3,416)	(5,138)
Accumulated deficit	(982,842)	(786,195)
Accumulated other comprehensive income	680	1,432

Total stockholders’ equity	163,283	358,440

Total liabilities and stockholders’ equity	$2,417,150	$2,450,895

LEAP WIRELESS INTERNATIONAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)
(In Thousands, Except Per Share Data)

	Three Months Ended

	March 31,

	2002	2001

Revenues:
Service revenues	$128,020	$25,655
Equipment revenues	12,161	11,098

Total revenues	140,181	36,753

Operating expenses:
Cost of service	(41,891)	(12,226)
Cost of equipment	(84,011)	(30,938)
Selling and marketing	(30,159)	(17,015)
General and administrative	(49,994)	(24,686)
Depreciation and amortization(1)	(61,888)	(14,787)

Total operating expenses	(267,943)	(99,652)

Gain on sale of wireless license	364	—

Operating loss	(127,398)	(62,899)
Equity in net loss of investment in and loans receivable from unconsolidated wireless operating company	—	(26,182)
Interest income	1,760	10,899
Interest expense	(52,909)	(37,611)
Other income, net	92	2,341

Loss before income taxes	(178,455)	(113,452)
Income taxes(1)	(18,192)	(933)

Net loss	$(196,647)	$(114,385)

Basic and diluted net loss per common share	$(5.32)	$(3.88)

Shares used in per share calculations:
Basic and diluted	36,998	29,462

(1)	Leap adopted Statement of Financial Accounting Standard (“SFAS”) No. 142, “Goodwill and Other Intangible Assets” on January 1, 2002. Accordingly, amortization of goodwill and wireless licenses ceased as of that date because they are indefinite lived intangible assets. These assets will be subject to periodic impairment tests. Amortization of goodwill and wireless licenses totaled $1.2 million for the three months ended March 31, 2001. Furthermore, Leap recorded a non-cash charge of $15.9 million, or $0.43 per share, to income tax expense to increase the valuation allowance related to Leap’s net operating losses in connection with the adoption of SFAS No. 142.

LEAP WIRELESS INTERNATIONAL, INC.

SUPPLEMENTARY DISCLOSURES

OPERATIONAL METRICS
(UNAUDITED)

	As of and for the Three Months Ended

	March 31,	December 31,	September 30,	June 30,	March 31,
	2002	2001	2001	2001	2001

Gross additions	391,417	473,372	301,189	179,883	163,929
Deactivations	122,698	78,724	48,792	47,026	17,364
Net additions	268,719	394,648	252,397	132,857	146,565
End of period customers	1,387,825	1,119,106	724,458	472,061	339,204
Weighted average customers	1,260,679	898,876	560,544	394,124	262,048
Cost per gross addition	$246	$246	$243	$245	$214
Equipment subsidy associated with customer gross additions (in 000s)	$66,198	$72,640	$42,106	$23,063	$18,636
Selling & marketing associated with customer gross additions (in 000s)	$30,057	$43,850	$31,209	$20,985	$16,504
Consolidated cash costs per user	$25.80	$35.40	$40.60	$43.40	$48.50
Covered POPs (2002 estimate in millions)	25.4	24.3	19.6	12.9	9.6
Penetration of covered POPs	5.5%	4.6%	3.7%	3.7%	3.5%
Cumulative markets launched	40	39	25	20	14
Cumulative BTAs launched	48	47	28	23	17
Cumulative mature markets(1)	14	10	2	2	2
Churn in mature markets (1)	3.4%	3.6%	3.5%	3.8%	3.4%
Cell sites in service	2,323	2,186	1,562	1,132	753

(1)	Defined as those markets that have been in operation for one year or more.

     LEAP WIRELESS INTERNATIONAL, INC.

SUPPLEMENTARY DISCLOSURES
40 MARKET PLAN

			Licensed POPs	Covered POPs
State	Market	BTA	(2002 est.)(1)	(2002 est.)(1)

AR	Central Arkansas	Little Rock	979,869	421,640
		Pine Bluff	155,312	70,024
		Hot Springs	142,209	37,430
	Fort Smith(2)	Fort Smith	333,623	132,346
	Jonesboro	Jonesboro	184,285	98,293
	Northwest Arkansas(3)	Fayetteville	340,740	230,918
AZ	Phoenix	Phoenix	3,622,225	2,980,826
	Tucson	Tucson	870,435	739,596
CA	Modesto-Merced	Modesto	513,881	447,946
		Merced	232,925	152,323
	Visalia	Visalia	509,867	376,942
CO	Denver(4)	Denver/Boulder	2,808,808	2,356,632
	North Colorado(5)	Fort Collins	261,360	212,620
		Greeley	188,382	160,697
	Pueblo	Pueblo	319,522	134,810
GA	Columbus	Columbus	367,939	186,227
	Macon	Macon	674,123	230,210
ID	Boise	Boise	609,200	384,112
KS	Wichita	Wichita	664,523	497,825
MI	Kalamazoo and Battle	Kalamazoo	382,152	158,326
	Creek	Battle Creek	242,434	75,791
	Flint	Flint	508,715	326,302
	Jackson	Jackson	207,485	97,516
NC	Charlotte(6)	Charlotte	2,139,136	1,050,020
	Triad Area	Greensboro/	1,485,806	640,984
		Winston-Salem
	Hickory(7)	Hickory	349,288	123,735

LEAP WIRELESS INTERNATIONAL, INC.

SUPPLEMENTARY DISCLOSURES
40 MARKET PLAN
(continued)

			Licensed POPs	Covered POPs
State	Market	BTA	(2002 est.) (1)	(2002 est.) (1)

NE	Lincoln(8)	Lincoln	352,539	234,992
	Omaha(9)	Omaha	1,004,837	663,159
NM	Albuquerque (10)	Albuquerque	853,280	650,617
	Santa Fe(11)	Santa Fe	225,450	80,522
NV	Reno-Sparks and	Reno	612,437	350,218
	Carson City
NY	Buffalo	Buffalo	1,210,156	988,667
	Syracuse	Syracuse	779,144	467,249
OH	Dayton	Dayton/Springfield	1,221,241	868,470
	Toledo	Toledo	790,134	482,011
		Sandusky	139,506	47,096
OK	Tulsa	Tulsa	966,936	646,871
OR	Eugene(12)	Eugene	328,965	259,553
	Salem(13)	Salem	541,410	280,524
PA	Pittsburgh	Pittsburgh	2,464,811	1,977,465
TN	Chattanooga	Chattanooga	576,867	314,543
	Knoxville	Knoxville	1,144,419	496,194
	Memphis	Memphis	1,579,375	1,001,033
	Middle Tennessee	Nashville	1,811,753	1,078,088
		Clarksville	272,253	129,209
UT	Wasatch Front	Salt Lake City/Ogden	1,677,325	1,324,361
		Provo	392,981	312,379
WA	Spokane	Spokane	760,885	475,230

Total	40	48	38,800,948	25,452,542

(1)	Information relating to population and potential customers is based on 2002 population estimates provided by Claritas Inc.

(2)	“Sister City” calling plan available with Northwest Arkansas market.

(3)	“Sister City” calling plan available with Fort Smith market.

(4)	“Sister City” calling plan available with Northern Colorado market.

(5)	“Sister City” calling plan available with Denver market.

(6)	“Sister City” calling plan available with Hickory market.

(7)	“Sister City” calling plan available with Charlotte market.

(8)	“Sister City” calling plan available with Omaha market.

(9)	“Sister City” calling plan available with Lincoln market.

(10)	“Sister City” calling plan available with Santa Fe market.

(11)	“Sister City” calling plan available with Albuquerque market.

(12)	“Sister City” calling plan available with Salem market.

(13)	“Sister City” calling plan available with Eugene market.

###

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2002	LEAP WIRELESS INTERNATIONAL, INC.

	By:	/s/ HARVEY P. WHITE Harvey P. White Chief Executive Officer, Interim Chief Financial Officer and Director